Taxes on Income	12 Months Ended
Dec. 31, 2017
Taxes on Income [Abstract]
TAXES ON INCOME
NOTE 7:-	TAXES ON INCOME

a.	Israeli taxation

On July 30, 2013, the Israeli parliament approved the Law for the Change in National Priorities (Legislative Amendments to Achieve Budgetary Goals for 2013 and 2014) – 2013 (hereinafter – the “Law for the Change in National Priorities”), which, among other things increased the standard Israeli corporate income tax rate from 25% to 26.5% effective as of January 1, 2014.

On January 4, 2016, the Israeli parliament passed the Law for Amendment of the Income Tax Ordinance No. 216, which, among other things reduced the standard Israeli corporate income tax rate from 26.5% to 25% effective as of January 2016.

In December 2016, the Israeli parliament passed the Economic Efficiency Law (Legislative Amendments to Achieve Budget Targets for the 2017 and 2018 Budget), which set a further reduction of corporate tax from 25% to 23%. The provisions of the law included a Temporary Order stipulate that the corporate tax rate in 2017 will be 24%. As a result, the corporate tax rate that will apply in 2017 will be 24% and the corporate tax rate that will take effect from 2018 onwards will be 23%

b.	Deferred taxes:

The Company has estimated tax losses of approximately $773,000 as of December 31, 2017. Deferred tax assets, tax credits and deductible temporary differences, have not been recognized, since there is uncertainty that future taxable profits will be available against which, they can be utilized.